UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 20, 2005

Tapestry Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24320	84-1187753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4840 Pearl East Circle, Suite 300W, Boulder, Colorado		80301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (303) 516-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On July 20, 2005, the Board of Directors of Tapestry Pharmaceuticals, Inc. (“Tapestry” or “the Company”) authorized a reduction in the Company’s operations.  The Company expects during the third quarter to eliminate 14 positions (about 30% of its workforce), including executive and non-executive employees and consultants in all areas of operations.  Tapestry expects to incur one time costs of approximately $270,000, all of which will be in cash, and to complete the reduction by the end of September 2005.  The Company is taking the action to preserve cash and to permit it to focus its primary effort on advancing its lead clinical programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2005

TAPESTRY PHARMACEUTICALS, INC.

By:	/s/ Kai P. Larson
Kai P. Larson
Vice President and General Counsel